EXECUTION VERSION
Exhibit 10.8

FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of February 12, 2015 (this “Agreement”) is entered into among Green Dot Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders, Wells Fargo Bank, National Association, as an L/C Issuer and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer have entered into that certain Credit Agreement dated as of October 23, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, an unconditional, irrevocable letter of credit (letter of credit no. IS0004368) has been issued for the account of the Borrower on November 29, 2011 by Wells Fargo Bank, National Association for the benefit of Wells REIT II – Pasadena Corporate Park, LP in an aggregate amount of $1,500,000 (the “Existing Letter of Credit”); and

WHEREAS, the Borrower has requested that the Lenders and Wells Fargo Bank, National Association, as an L/C Issuer, provide the consent and amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Consent. Notwithstanding the terms of Section 2.03(h) of the Credit Agreement, the Administrative Agent and the Lenders hereby agree that no accrued and unpaid Letter of Credit Fees shall be payable by the Borrower with respect to the Existing Letter of Credit for the period from December 31, 2014 through and including the date of this Agreement. The foregoing consent shall not modify or affect the Borrower’s obligations to otherwise comply fully with the terms of Section 2.03(h) of the Credit Agreement as it relates to any other Letter of Credit or any other duty, term, condition or covenant contained in the Credit Agreement or any other Loan Document in the future. The consent is limited solely to the specific consent identified above and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.Amendments.

(a)    The definition of “L/C Issuer” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

(b)    Section 8.01 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (u) thereof, (ii) re-lettering existing clause (v) as clause (w) and (ii) inserting a new clause (v) as follows:

(v)    Liens of Wells Fargo Bank, National Association on cash collateral posted by the Borrower, in an amount not to exceed $1,500,000, to support its obligations to Wells Fargo Bank, National Association under the letter of credit permitted by Section 8.03(k); and

(c)    Section 8.03 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (j) thereof, (ii) re-lettering existing clause (k) as clause (l) and (ii) inserting a new clause (k) as follows:

(k)    that certain unconditional, irrevocable letter of credit (letter of credit no. IS0004368) issued on November 29, 2011 by Wells Fargo Bank, National Association for the benefit of Wells REIT II – Pasadena Corporate Park, LP, in an aggregate amount of $1,500,000 and renewals and extensions thereof; provided, that, the amount of such letter of credit is not increased at the time of such renewal or extension; and

(d)    Schedule 1.01(b) of the Credit Agreement is hereby amended to read as set forth in Schedule 1.01(b) attached hereto.

3.    Condition Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Lenders, Wells Fargo Bank, National Association, as an L/C Issuer and the Administrative Agent.

4.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement.

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(d)    The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	GREEN DOT CORPORATION,
a Delaware corporation
By:    /s/ Steven W. Streit
Name:    Steven W. Streit
Title:    President and Chief Executive Officer

GUARANTORS:	SBBT HOLDINGS, LLC,
a Delaware limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ Steven W. Streit
Name:    Steven W. Streit
Title:    President and Chief Executive Officer
INSIGHT CARD SERVICES, LLC,
an Alabama limited liability company

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ Steven W. Streit
Name:    Steven W. Streit
Title:    President and Chief Executive Officer
SANTA BARBARA TAX PRODUCTS GROUP, LLC,
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ Steven W. Streit
Name:    Steven W. Streit

Title:	President and Chief Executive Officer

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

TPG FINANCIAL SERVICES, LLC,
a Delaware limited liability company

By:	SBBT Holdings, LLC, a Delaware limited liability company, its sole member

By:	Green Dot Corporation, a Delaware corporation, its sole member
By:     /s/ Steven W. Streit
Name:    Steven W. Streit

Title:	President and Chief Executive Officer
ACHIEVE FINANCIAL SERVICES, LLC,
a Delaware limited liability company
By:    /s/ John Ricci
Name:    John Ricci
Title:    Manager

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

ADMINISTRATIVE
AGENT:                BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Christine Trotter
Name: Christine Trotter
Title: Assistant Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Tasneem A. Ebrahim
Name: Tasneem A. Ebrahim
Title: Senior Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer
By:    /s/ Jeremy Schultz
Name: Jeremy Schultz
Title: Director

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

SILICON VALLEY BANK,
as a Lender
By:    /s/ Raj Morey
Name: Raj Morey
Title: Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

CITIBANK, N.A.,
as a Lender
By:    /s/ Marina Donskaya
Name: Marina Donskaya
Title: VP

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

CITIZENS BANK, N.A.,
as a Lender
By:    /s/ Darran Wee
Name: Darran Wee
Title: Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

FIRST BANK,
as a Lender
By:    /s/ Richard A. Sutton
Name: Richard A. Sutton
Title: Sr. Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

MANUFACTURERS BANK,
as a Lender
By:    /s/ Sandy Lee
Name: Sandy Lee
Title: Vice President

GREEN DOT CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT AND CONSENT

1.01(b)
Existing Letters of Credit
None.